EXHIBIT 10.4



                                  Statement of
    Red Mountain Resources, Inc., Black Rock Capital, Inc. and Alan Barksdale
                                      as to
                        the Joint Filing of Schedule 13D



We, the Undersigned, hereby consent to the joint filing with the Securities and Exchange Commission ("SEC") of the Schedule 13D, dated June 22, 2011 on our behalf by Red Mountain Resources, Inc.


Date:  June 22, 2011



                                        RED MOUNTAIN RESOURCES, INC.




                                        /s/ Alan Barksdale
                                        --------------------------------------
                                        Alan Barksdale, Chief Executive Officer


                                        BLACK ROCK CAPITAL, INC.


                                        /s/ Alan Barksdale
                                        --------------------------------------
                                        Alan Barksdale, President


                                        ALAN BARKSDALE



                                        /s/ Alan Barksdale
                                        --------------------------------------
                                        Alan Barksdale, Individually